                                                               EXHIBIT NUMBER 21
PER ITEM 601 OF
                                                            REGULATION S-K

                            THE SEAGRAM COMPANY LTD.
                         TRANSITION REPORT ON FORM 10-K

                    SUBSIDIARIES LIST AS OF AUGUST 31, 1996

     The following is a list of subsidiaries of the Corporation as of August 31, 1996, prepared in accordance with Item 601 of Regulation S-K.

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                                                                                    APPROXIMATE
                                                                                     PERCENTAGE
                                                                   ORGANIZED        DIRECTLY OR
                                                                 UNDER LAWS OF    INDIRECTLY OWNED
                                                             -------------------------------------
THE SEAGRAM COMPANY LTD.                                     Canada                   --
  J. E. Seagram Corp.                                        Delaware                    100%
     Seagram Enterprises, Inc.                               Delaware                    100%
       Seagram Inc.                                          Delaware                    100%
       Tropicana Products, Inc.                              Delaware                    100%
          Tropicana Progress Services, Inc.                  Florida                     100%
          B&H Project, Inc.                                  Florida                     100%
          TPI Urban Renewal Corp.                            New Jersey                  100%
       Joseph E. Seagram & Sons, Inc.                        Indiana                     100%
          Distillers Products Sales Corporation              Massachusetts               100%
          Seagram Capital Investments, Inc.                  Delaware                    100%
            JES Developments, Inc.                           Delaware                    100%
               JES Developments Finance, Inc.                Delaware                    100%
          Barton & Guestier S.A.                             France                      100%
          Kirin-Seagram Limited                              Japan                     49.44%
          Doosan-Seagram Co., Ltd.                           South Korea                  50%
       Seagram Developments, Inc.                            Delaware                    100%
          MCA Holding I Corp.                                Delaware                     80%
            MCA Holding II Corp.                             Delaware                    100%
               MCA Holding III Corp.                         Delaware                    100%
                 MCA INC.                                    Delaware                    100%
                    Champion Music Corporation               New York                    100%
                    Cinema International Corporation N.V.    Netherlands                  49%
                    Cineplex Odeon Corporation               Canada                     41.6%
                    Duchess Music Corporation                California                  100%
                    Geffen Records, Inc.                     California                  100%
                      Geffen/Outpost Record Ventures, Inc.   California                  100%
                    GRP Records, Inc.                        New York                    100%
                    Interplay Productions                    California                   49%
                    MCA Artists (England) Limited            United Kingdom              100%
                      MCA Music Entertainment International
                        Limited                              United Kingdom              100%
                      MCA Music Limited                      United Kingdom              100%
                    MCA Canada Ltd.                          Canada                      100%
                    MCA Caravelle Music France SARL          France                      100%
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

THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (CONTINUED)

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
                                                                                    APPROXIMATE
                                                                                     PERCENTAGE
                                                                   ORGANIZED        DIRECTLY OR
                                                                 UNDER LAWS OF    INDIRECTLY OWNED
                                                             -------------------------------------
                    MCA Concerts, Inc.                       California                  100%
                         MCA/Pace Amphitheatres Group,
                          L.P. (partnership)                 Delaware                   67.5%
                    MCA Development Venture One              California                  100%
                      10 UCP Associates (joint venture)      California                   50%
                    MCA Filmed Entertainment Canada Inc.     Canada                      100%
                    MCA Foreign Sales Corporation B.V.       Netherlands                 100%
                    MCA Home Video, Inc.                     California                  100%
                      MCA/Universal Home Video, Inc.         California                  100%
                    MCA International B.V.                   Netherlands                 100%
                      Cinema International B.V.              Netherlands                  49%
                      MCA Finance B.V.                       Netherlands                 100%
                      United Cinemas International
                       Multiplex B.V.                        Netherlands               49.02%
                      United International Pictures B.V.     Netherlands                33.3%
                    MCA Japan, Ltd.                          Japan                       100%
                    MCA Music Australia Pty. Limited         Australia                   100%
                    MCA Music Entertainment, Inc.            California                  100%
                    MCA Music G.m.b.H.                       Germany                     100%
                      MCA Music Entertainment G.m.b.H.       Germany                     100%
                    MCA Music Italy S.r.l.                   Italy                       100%
                    MCA Music KK                             Japan                       100%
                    MCA Records, Inc.                        California                  100%
                      MCA Music Entertainment
                       International Limited                 Hong Kong                   100%
                         MCA Music Entertainment Limited     Hong Kong                   100%
                      MCA Music Entertainment Limited        Australia                   100%
                      MCA Music Entertainment S.A.           Argentina                   100%
                      MCA Music Entertainment, S.A. de C.V.  Mexico                      100%
                      MCA Record Ventures, Inc.              Delaware                    100%
                         510 Records (joint venture)         California                   50%
                      MCA/Interscope Partner, Inc.           California                  100%
                    MCA Television Entertainment, Inc.       California                  100%
                    MCA Television Limited                   Delaware                    100%
                    MCA/G-A Record Ventures, Inc.            California                  100%
                      Gasoline Alley (joint venture)         California                   55%
                    MCA/R Record Ventures, Inc.              California                  100%
                      Radioactive Records (joint venture)    California                   50%
                    MCA/Universal Child Care Center, Inc.    California                  100%
                    MCA/Universal Hotel, Inc.                Delaware                    100%
                    MCA/Universal Merchandising, Inc.        California                  100%
                    Music Corporation of America, Inc.       California                  100%
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

THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (CONTINUED)

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
                                                                                    APPROXIMATE
                                                                                     PERCENTAGE
                                                                   ORGANIZED        DIRECTLY OR
                                                                 UNDER LAWS OF    INDIRECTLY OWNED
                                                             -------------------------------------
                    Sci-Fi Channel Europe, LLC (limited
                      liability company)                     Delaware                     50%
                    Spencer Gifts, Inc.                      Delaware                    100%
                    Terra Properties, Inc.                   California                  100%
                    The Putnam Berkley Group, Inc.           New York                    100%
                      Berkley Publishing Corporation         Delaware                    100%
                         Jove Publications, Inc.             Delaware                    100%
                      Coward-McCann, Inc.                    New York                    100%
                      Grosset & Dunlap, Inc.                 New York                    100%
                      Jeremy P. Tarcher, Inc.                California                  100%
                      Price Stern Sloan, Inc.                Delaware                    100%
                    UNI Distribution Corp.                   New York                    100%
                    Universal Cartoon Studios, Inc.          California                  100%
                    Universal City Property Management
                      Company                                Delaware                    100%
                      Universal City Florida Partners
                         (partnership)                       Florida                      50%
                    Universal City Property Management
                      Company II                             Delaware                    100%
                      Universal City Development Partners
                         (partnership)                       Florida                      50%
                    Universal City Studios, Inc.             Delaware                    100%
                      Forbrooke Enterprises, Inc.            California                  100%
                      Imagine Films Entertainment, Inc.      Delaware                    100%
                      Universal Film Distribution, Inc.      California                  100%
                      Universal Film Exchanges, Inc.         Delaware                    100%
                      Universal Pay Television, Inc.         California                  100%
                         Universal Pay Television
                           Australia, Inc.                   California                  100%
                         Universal TV1 Australia, Inc.       California                  100%
                      Universal Television, Incorporated     California                  100%
                      USA Networks (partnership)             New York                     50%
                    Universal Family Entertainment, Inc.     California                  100%
                    Universal Interactive Studios, Inc.      California                  100%
                    Universal Pay-Per-View Entertainment,
                      Inc.                                   California                  100%
                    Universal Records, Inc.                  California                  100%
                    3BG Holdings, Inc.                       Delaware                    100%
                      Brillstein-Grey Entertainment
                         (partnership)                       California                   99%
                         Brillstein-Grey Communications
                           (partnership)                     California                   50%
     Seagram Holdings Limited                                United Kingdom              100%
       Seagram Distillers PLC                                United Kingdom              100%
          Chivas Brothers Limited                            United Kingdom              100%
          The Glenlivet Distillers Limited                   United Kingdom              100%

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

THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (CONTINUED)

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
                                                                                    APPROXIMATE
                                                                                     PERCENTAGE
                                                                   ORGANIZED        DIRECTLY OR
                                                                 UNDER LAWS OF    INDIRECTLY OWNED
                                                             -------------------------------------
            Seagram United Kingdom Limited                   United Kingdom              100%
            The House of Seagram Ltd.                        United Kingdom              100%
               Sandeman & Ca. S.A.                           Portugal                    100%
               Cente, S.A.                                   Spain                       100%
     Gulfstream Insurance (Ireland) Limited                  Ireland                     100%
     Gulfstream Reinsurance (Ireland) Limited                Ireland                     100%
     Gulfstream Insurance (Barbados) Limited                 Barbados                    100%
     Centenary Investments Inc.                              Canada                      100%
       Centenary Holdings Ltd.                               Bermuda                     100%
          Seagram C.I. (Taiwan) Co., Ltd.                    Hong Kong                    90%
       Centenary S.a.r.L.                                    Luxemborg                   100%
          Seagram International B.V.                         Netherlands                 100%
            Bodegas y Vinedos Crillon S.A.I.C.               Argentina                   100%
            Seagram de Argentina, S.A.I.C.                   Argentina                   100%
            G.H. Mumm & Cie                                  France                       99%
               Champagne Perrier-Jouet S.A.                  France                       98%
               Martell S.A.                                  France                       99%
                 Martell & Co.                               France                       99%
            Seagram Holding-und Handlesgesellschaft mbh      Germany                     100%
               Seagram Deutschland GmbH                      Germany                     100%
                 Burgeff & Co. Sektkellereien GmbH           Germany                     100%
                 Matheus Muller Sektkellereien GmbH          Germany                     100%
            Lupak S.A.                                       Greece                      100%
            Seagram India Private Limited                    India                       100%
               Seagram Manufacturing Private Limited         India                       100%
          Seagram Italia S.p.A.                              Italy                       100%
          Premium Brands Nordic AB                           Sweden                      100%
          Seagram Netherlands Antilles N.V.                  Netherlands Antilles        100%
               Tropicana Beverages Greater China Ltd.        Hong Kong                   100%
               Tropicana Beverages Hong Kong Ltd.            Hong Kong                   100%
               Myers Rum Company Limited                     Bahamas                     100%
          Seagram Philippines Inc.                           Philippines                 100%
     Seagram Australia Holdings Pty. Limited                 Australia                   100%
       Seagram Australia Pty. Limited                        Australia                   100%
       Seagram Wine Estates Pty. Limited                     Australia                   100%
          Australian Bottling Company Pty. Limited           Australia                    50%
          Vintners Pty. Limited                              Australia                    50%
     C.A. Seagram de Venezuela                               Venezuela                   100%
       Licorerias Unidas, S.A.                               Venezuela                   100%
          Grey's Licores, C.A.                               Venezuela                   100%
     Captain Morgan Rum Distillers Limited                   Canada                      100%
       Captain Morgan (Bermuda) Ltd.                         Bermuda                     100%
     Industria de Licores Internacionales, S.A.              Dominican Republic           89%
     Seagram (China) Ltd.                                    Canada                      100%
     Tropicana Beverages (Canada) Ltd.                       Canada                      100%
     Joseph E. Seagram & Sons, Limited                       Canada                      100%
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